Exhibit 99.1

TIAA REAL ESTATE ACCOUNT
FREQUENTLY ASKED QUESTIONS

A.	INVESTMENT OBJECTIVE AND STRATEGY/ACCOUNT COMPOSITION

	A1.	What is the objective of the TIAA Real Estate Account?

	A2.	What is the investment strategy of the TIAA Real Estate Account?

	A3.	What can the TIAA Real Estate Account invest in?

	A4.	Are investments in the TIAA Real Estate Account leveraged?

	A5.	Are the Real Estate Account’s investments wholly-owned or are there joint-venture partnerships?

	A6.	Is the Real Estate Account invested in any international properties?

	A7.	What is the Real Estate Account’s target asset allocation across property types and regions?

	A8.	How is risk managed by the Real Estate Account?

B.	ACCOUNT MANAGEMENT AND PROCESS

	B1.	How is the Real Estate Account managed?

	B2.	How is the real estate research function organized?

	B3.	How are properties selected for the Account?

	B4.	How are properties allocated between the various real estate portfolios managed by TIAA -CREF?

	B5.	Who manages the properties owned by the Real Estate Account?

	B6.	Why is the expense ratio for the Real Estate Account so high compared to other TIAA -CREF products?

	B7.	How does the Real Estate Account guarantee liquidity?

	B8.	What is the Real Estate Account’s policy on holding cash?

	B9.	Are the properties in the Real Estate Account insured for losses due to natural disasters, terrorism or vandalism?

	B10.	How is risk managed by the Real Estate Account?

TIAA REAL ESTATE ACCOUNT FREQUENTLY ASKED QUESTIONS

C.	ACCOUNT AND PROPERTY VALUATION

	C1.	How are properties in the Real Estate Account valued?

	C2.	How are daily unit values derived for the Real Estate Account when real estate transactions don’t occur every day?

D.	PARTICIPANT TRANSACTIONS

	D1.	How often can I transfer/sell units out of the Real Estate Account?

	D2.	Why are transfers out of the Real Estate Account limited?

	D3.	How does the Real Estate Account guarantee liquidity?

E.	ACCOUNT INVESTMENT RISKS

	E1.	What are the Real Estate Account’s investment risks?

	E2.	Are the properties in the Real Estate Account insured for losses due to natural disasters, terrorism or vandalism?

	E3.	How is risk managed by the Real Estate Account?

F.	PERFORMANCE: RISK AND RETURN INDICATORS

	F1.	What are the Internal Rates of Returns (IRR) for the Real Estate Account?

	F2.	What are the historical total returns of the Real Estate Account?

	F3.	Is the Real Estate Account included in a GIPS (Global Investment Performance Standards, formerly AIMR — Association for Investment Management and Research) compliant performance presentation?

	F4.	How does the TIAA Real Estate Account’s performance compare to its benchmark?

	F5.	Is there a direct real estate peer group or Morningstar category for the TIAA Real Estate Account?

	F6.	What is the Real Estate Account’s beta?

	F7.	What is the Real Estate Account’s volatility and how does it compare to that of other asset classes?

	F8.	What is the TIAA Real Estate Account’s risk-adjusted return ratio, and how does it compare to that of other asset classes?

	F9.	Is the TIAA Real Estate Account a good diversifier?

G.	MISCELLANEOUS

	G1.	Is there a difference between investing in the TIAA Real Estate Account and a REIT (Real Estate Investment Trust) fund?

	G2.	Why is the expense ratio for the Real Estate Account so high compared to other TIAA-CREF products?

	G3.	Where can I get more detailed information about the Real Estate Account?

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TIAA REAL ESTATE ACCOUNT FREQUENTLY ASKED QUESTIONS

A.	INVESTMENT OBJECTIVE AND STRATEGY/ACCOUNT COMPOSITION

A1.	WHAT IS THE OBJECTIVE OF THE TIAA REAL ESTATE ACCOUNT?

The Real Estate Account seeks favorable long-term returns primarily through rental income and appreciation of real estate investments. The Account also will invest in publicly traded securities and other investments that are easily converted to cash to purchase or improve properties, cover other expenses or make redemptions

A2.	WHAT IS THE INVESTMENT STRATEGY OF THE TIAA REAL ESTATE ACCOUNT?

The Real Estate Account seeks to invest between 75% and 85% of its assets directly in real estate or real estate-related securities. The Account’s principal strategy is to purchase direct ownership interests in income-producing real estate, such as office, industrial, retail and multi-family residential properties. The Account can also invest in other real estate or real estate-related investments, through joint ventures, real estate partnerships or real estate investment trusts (REITs).

A3.	WHAT CAN THE TIAA REAL ESTATE ACCOUNT INVEST IN?

The Real Estate Account can invest in, but is not limited to investing in, the following:

Real estate-related assets:

¡ Direct or joint venture ownership of commercial properties throughout the United States and internationally — the Account does not invest directly in single-family residential real estate

¡ Commercial mortgages

¡ Real Estate Investment Trust (REIT) common stocks, preferred stocks or debt

¡ Mortgage-backed securities (including commercial mortgage-backed securities)

¡ Real estate funds

Non-real-estate-related assets:

¡ High-quality commercial paper

¡ Government agency bonds

Please see the TIAA Real Estate Account Quarterly Form 10-Q for the latest portfolio composition.

A4.	ARE INVESTMENTS IN THE TIAA REAL ESTATE ACCOUNT LEVERAGED?

The Real Estate Account may hold leverage within certain limitations. Leverage is limited to 30% of the Account’s total net assets. On any individual property, leverage is limited to 70% of the value of the property at the time debt is placed. Within these parameters, the Account may also establish and draw upon a line of credit in order to meet short-term cash needs.

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TIAA REAL ESTATE ACCOUNT FREQUENTLY ASKED QUESTIONS

A5.	ARE THE REAL ESTATE ACCOUNT’S INVESTMENTS WHOLLY-OWNED OR ARE THERE JOINT-VENTURE PARTNERSHIPS?

While the majority of the Real Estate Account’s investments are wholly-owned, it does hold property with co-ownership through a variety of joint ventures, the most common of which are general or limited partnerships.

A6.	IS THE REAL ESTATE ACCOUNT INVESTED IN ANY INTERNATIONAL PROPERTIES?

As of June 30, 2008, the Real Estate Account held two investments outside of the United States: an office property in London and a retail property in Paris.

A7.	WHAT IS THE REAL ESTATE ACCOUNT’S TARGET ASSET ALLOCATION ACROSS PROPERTY TYPES AND REGIONS?

The Real Estate Account seeks to invest between 75% and 85% of its assets directly in real estate or real estate-related investments. These percentages will vary from time to time depending on market conditions and the availability of high quality real estate. The Account seeks to diversify its investments by property type and geographic location; however, this diversification is dependent upon market conditions, the availability of the product type and cash available to invest. The current portfolio diversification can be found in the TIAA Real Estate Account Quarterly Form 10-Q.

A8.	HOW IS RISK MANAGED BY THE REAL ESTATE ACCOUNT?

The objective of the Real Estate Account is to maximize total return while maintaining an acceptable level of risk. That level of risk is managed through geographic and property-type asset diversification, extensive analysis of tenants’ credit and appropriate diversification of future lease expirations. Investments are primarily made in core assets that are generally stable. In addition, hold and sell analyses are performed on a regular basis to determine the optimal time to sell assets.

B.	ACCOUNT MANAGEMENT AND PROCESS

B1.	HOW IS THE REAL ESTATE ACCOUNT MANAGED?

The Real Estate Account’s management team is a part of the Global Real Estate group at TIAA-CREF Asset Management. Within the Global Real Estate group, approximately 75 associates managed approximately $24 billion in direct real estate and real estate-related funds as of June 30, 2008. The Account is directed by the portfolio management team. The portfolio managers oversee the activities of acquisition, asset management and professionals who manage the direct real estate, Real Estate Investment Trusts (REITs), other real estate-related investments and the short-term holdings of the Account.

For more information on the Account’s portfolio management team, please see the TIAA Real Estate Account’s Prospectus — Appendix A, under the Portfolio Management Team section.

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TIAA REAL ESTATE ACCOUNT FREQUENTLY ASKED QUESTIONS

B2.	HOW IS THE REAL ESTATE RESEARCH FUNCTION ORGANIZED?

The TIAA Global Real Estate group, including the Real Estate Account, is supported by a dedicated team of research professionals, including Ph.D. economists. Through a combination of internal analysis and a wide array of external data and resources, the research team provides an in-depth evaluation of real estate markets, capital markets, local demographics and the underlying macroeconomic forces that affect real estate market conditions.

B3.	HOW ARE PROPERTIES SELECTED FOR THE REAL ESTATE ACCOUNT?

An annual business plan is prepared that provides an overall strategy for the Real Estate Account. As part of this plan, certain geographic markets are targeted based on extensive research. In addition to geographic diversification, property-type diversification is also a factor in the selection of properties. This is driven by market conditions as well as how the property type and location complement the Account’s existing assets. The strategy is implemented by senior management and a team of acquisition professionals.

B4.	HOW ARE PROPERTIES ALLOCATED BETWEEN THE VARIOUS REAL ESTATE PORTFOLIOS MANAGED BY TIAA-CREF?

All TIAA-CREF real estate portfolios actively purchase real estate investments. However, the accounts are managed with different investment strategies, helping to minimize situations in which they compete for the same transactions.

When the portfolios do have interest in acquiring the same property or properties, a TIAA Allocation Committee comprised of portfolio managers and senior management ensures the appropriate allocation between accounts. This is accomplished by considering several factors, such as the effect of the purchase on the diversification of each account’s portfolio, the investment strategy fit for a particular account and other relevant legal or investment policy factors. If unanimity on allocation is not achieved, a strict rotation system will be used whereby the interested account highest on the list will be allocated the investment, and then such account will fall to the bottom of the list thereafter.

For more information, please see the TIAA Real Estate Account Prospectus, under the section Establishing and Managing the Account — The Role of TIAA.

B5.	WHO MANAGES THE PROPERTIES OWNED BY THE REAL ESTATE ACCOUNT?

The Real Estate Account typically hires nationally or regionally recognized commercial real estate property management firms, which have local companies or offices to perform the onsite daily management of the properties.

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TIAA REAL ESTATE ACCOUNT FREQUENTLY ASKED QUESTIONS

B6.	WHY IS THE EXPENSE RATIO FOR THE REAL ESTATE ACCOUNT SO HIGH COMPARED WITH THOSE OF OTHER TIAA-CREF PRODUCTS?

The Real Estate Account’s expense ratio is high in relation to those of other TIAA-CREF retirement products for several reasons. The Real Estate Account incurs expenses that do not affect other TIAA-CREF products, including independent fiduciary fees, appraisal fees, the liquidity guarantee premium and in-house asset management fees. However, it should be noted that when compared to the fees charged by competing variable annuities and open-end mutual fund products across all Morningstar categories, the Real Estate Account’s expense ratio is low.*

* The current total estimated annual expense deduction from the Account’s net assets is 0.840%.

For more information, please see the TIAA Real Estate Account Prospectus, under the Expense Deductions section.

B7.	HOW DOES THE REAL ESTATE ACCOUNT GUARANTEE LIQUIDITY?

The Real Estate Account has historically held between 15% and 25% of its assets in liquid securities — i.e., real estate investment trusts (REITs), commercial mortgage-backed securities, commercial paper, government agency bonds and cash. These liquid assets, together with cash flow from operating activities and participant transactions, are available to purchase additional suitable real estate and to meet the Account’s expense needs and participant redemption requests (i.e., transfer and/or withdrawal requests). In addition, the Real Estate Account may borrow up to 30% of the Account’s total net asset value (subject to the leverage limitations as explained in REA FAQ # A4). In the unlikely event that this level of liquidity is not sufficient, the TIAA General Account will purchase liquidity units in accordance with its liquidity guarantee. The cost of this guarantee is embedded in the expense charge of the Real Estate Account.

For more information, please see the TIAA Real Estate Account Prospectus under the section regarding the liquidity guarantee.

B8.	WHAT IS THE REAL ESTATE ACCOUNT’S POLICY ON HOLDING CASH?

Cash is held in the form of liquid securities that are easily converted to cash. Please see the REA FAQ # B7 above for additional information.

B9.	ARE THE PROPERTIES IN THE REAL ESTATE ACCOUNT INSURED FOR LOSSES DUE TO NATURAL DISASTERS, TERRORISM OR VANDALISM?

The Real Estate Account’s managers attempt to obtain comprehensive insurance on every building owned by the portfolio. Investors should be aware, however, that in specific markets, certain types of insurance coverage re either unavailable or prohibitively priced, and that insurance coverage may not always be adequate to cover all losses.

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TIAA REAL ESTATE ACCOUNT FREQUENTLY ASKED QUESTIONS

B10.	HOW IS RISK MANAGED BY THE REAL ESTATE ACCOUNT?

The objective of the Real Estate Account is to maximize total return while maintaining an acceptable level of risk. That level of risk is managed through geographic and property-type asset diversification, extensive analysis of tenants’ credit and appropriate diversification of future lease expirations. Investments are primarily made in core assets that are generally stable. In addition, hold and sell analyses are performed on a regular basis to determine the optimal time to sell assets.

C.	ACCOUNT AND PROPERTY VALUATION

C1.	HOW ARE PROPERTIES IN THE REAL ESTATE ACCOUNT VALUED?

The properties are valued at least once a year by an independent appraiser and on a quarterly basis by the TIAA internal MAI (or its European equivalent, RICS) Certified (professional designations for appraisers who are experienced in the valuation and evaluation of commercial, industrial, residential and other types of properties) appraisal team, which is a separate unit from the Global Real Estate group. Additional appraisals and valuations of the Account’s properties may be performed as facts and circumstances change. The fair value of the real estate is an estimate of the most probable price for which the property would sell in a competitive market under all conditions requisite to a fair sale. Where there is a mortgage on the property, it is valued separately, and the property is valued as if it were free and clear of the mortgage. The appraisals or valuations are performed in accordance with the Uniform Standards of Professional Appraisal Practices (USPAP), the real estate industry standards created by the Appraisal Foundation. When conducting appraisals, appraisers consider the three approaches to value: The Cost Approach, The Sales Comparison Approach and the Income Approach. In most cases, when appraising an income-producing property, the Income Approach is the most relevant method, specifically the discount cash flow analysis. However, in some cases, an income approach via direct capitalization may be appropriate. The Account adopted FASB statements 157 & 159 on January 1, 2008 and values assets in accordance with FASB 157 & 159.

For more information, please refer to the TIAA Real Estate Account Quarterly Form 10-Q.

C2.	HOW ARE DAILY UNIT VALUES DERIVED FOR THE REAL ESTATE ACCOUNT WHEN REAL ESTATE TRANSACTIONS DON’T OCCUR EVERY DAY?

The assets of the Real Estate Account are valued at the close of each business day. The values of the properties are adjusted daily to account for capital expenditures and appraisals as they occur. In addition, a daily equivalent of net operating income is taken into consideration and adjusted for actual transactional activity. The remaining assets in the Account are primarily marketable securities that are priced on a daily basis.

D.	PARTICIPANT TRANSACTIONS

D1.	HOW OFTEN CAN I TRANSFER/SELL UNITS OUT OF THE REAL ESTATE ACCOUNT?

Transfers out of the Real Estate Account can be executed at any time but are limited to once per quarter.

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TIAA REAL ESTATE ACCOUNT FREQUENTLY ASKED QUESTIONS

D2.	WHY ARE TRANSFERS OUT OF THE REAL ESTATE ACCOUNT LIMITED?

Transfers out of the Real Estate Account are limited because excessive activity can hurt the Account’s performance. The quarterly restriction was imposed to dissuade investors with a short-term investment horizon and/or market timing strategists from using the Account for speculative purposes or short-term gains. Real estate assets are not as liquid as public market securities; they generally require a longer-term investment horizon and require an extended period of time to buy and sell.

D3.	HOW DOES THE REAL ESTATE ACCOUNT GUARANTEE LIQUIDITY?

The Real Estate Account has historically held between 15% and 25% of its assets in liquid securities — i.e., real estate investment trusts (REITs), commercial mortgage-backed securities, commercial paper, government agency bonds and cash. These liquid assets, together with cash flow from operating activities and participant transactions, are available to purchase additional suitable real estate and to meet the Account’s expense needs and participant redemption requests (i.e., transfer and/or withdrawal requests). In addition, the Real Estate Account may borrow up to 30% of the Account’s total net asset value (subject to the leverage limitations as explained in REA FAQ # A4). In the unlikely event that this level of liquidity is not sufficient, the TIAA General Account will purchase liquidity units in accordance with its liquidity guarantee. The cost of this guarantee is embedded in the expense charge of the Real Estate Account.

For more information, please see the TIAA Real Estate Account Prospectus under the section regarding the liquidity guarantee.

E.	ACCOUNT INVESTMENT RISKS

E1.	WHAT ARE THE REAL ESTATE ACCOUNT’S INVESTMENT RISKS?

The Real Estate Account is subject to certain risks, which include but are not limited to market and investment style risk. Real estate has specific risks as well, including fluctuations in property value, higher expenses, lower income than expected, potential environmental problems and other possible liabilities. The Account’s concentration in the real estate sector makes it subject to greater risk and more volatility than diversified portfolios, and its value may be substantially influenced by economic events affecting the real estate industry at the time.

For a detailed discussion of investment risks, please see the TIAA Real Estate Account Prospectus, under the Risks section.

E2.	ARE THE PROPERTIES IN THE REAL ESTATE ACCOUNT INSURED FOR LOSSES DUE TO NATURAL DISASTERS, TERRORISM OR VANDALISM?

The Real Estate Account’s managers attempt to obtain comprehensive insurance on every building owned by the portfolio. Investors should be aware, however, that in specific markets, certain types of insurance coverage are either unavailable or prohibitively priced, and that insurance coverage may not be adequate to cover all osses.

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TIAA REAL ESTATE ACCOUNT FREQUENTLY ASKED QUESTIONS

E3.	HOW IS RISK MANAGED BY THE REAL ESTATE ACCOUNT?

The objective of the Real Estate Account is to maximize total return while maintaining an acceptable level of risk. That level of risk is managed through geographic and property-type asset diversification, extensive analysis of tenants’ credit and appropriate diversification of future lease expirations. Investments are primarily made in core assets that are generally stable. In addition, hold and sell analyses are performed on a regular basis to determine the optimal time to sell assets.

F.	PERFORMANCE: RISK AND RETURN INDICATORS

F1.	WHAT ARE THE INTERNAL RATES OF RETURN (IRR) FOR THE REAL ESTATE ACCOUNT?

While the IRR may be calculated for the underlying properties within the Real Estate Account, it is neither an applicable measurement nor a good indication of performance for open-end accounts such as the TIAA Real Estate Account. In open-end accounts, a manager has little control over the timing of participant cash flows into or out of the Account.

F2.	WHAT ARE THE HISTORICAL TOTAL RETURNS OF THE REAL ESTATE ACCOUNT?

Please see annual total returns in table below.

TIAA REAL ESTATE ACCOUNT
ANNUAL RETURNS
INCEPTION: 10/02/1995

YEAR	TOTAL RETURN
1995*	1.32*
1996	8.33
1997	10.07
1998	8.07
1999	8.17
2000	10.66
2001	6.29
2002	3.41
2003	7.50
2004	12.57
2005	14.02
2006	14.04
2007	13.80

* 1995 figure represents three months of cumulative returns, since the Account’s inception was October 2, 1995.
TIAA REAL ESTATE ACCOUNT
INVESTMENT PERFORMANCE SUMMARY
FOR PERIOD ENDING JUNE 30, 2008

Net Assets (in $Mil.) 6/30/2008	$17,061.6
Expense Ratio (BPS)*	84
1 Year (07/01/07 to 06/30/08)	6.91%
5 Year (07/01/03 to 06/30/08)	11.87%
10 Year (07/01/98 to 06/30/08)	9.45%
Inception Date	10/02/95

* Current estimated annual expense deductions from the Account’s net assets.

The performance data quoted represents past performance and is no guarantee of future results. Your returns and the principal value of your investment will fluctuate so that your accumulation units or shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted herein. For performance current to the most recent month, visit http://www.tiaa-cref.org.

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TIAA REAL ESTATE ACCOUNT FREQUENTLY ASKED QUESTIONS

F3.	IS THE REAL ESTATE ACCOUNT INCLUDED IN A GIPS (GLOBAL INVESTMENT PERFORMANCE STANDARDS, FORMERLY AIMR — ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH) COMPLIANT PERFORMANCE PRESENTATION?

Yes. TIAA-CREF claims GIPS compliance on a firm-wide basis. Since the Real Estate Account is fee-paying and discretionary, it is included in the TIAA-CREF Domestic Real Estate Composite, which reports GIPS compliant performance.

F4.	HOW DOES THE TIAA REAL ESTATE ACCOUNT’S PERFORMANCE COMPARE TO ITS BENCHMARK?

The TIAA Real Estate Account is a unique product in that it invests primarily in directly-owned real estate and other real estate-related assets, such as real estate investment trust (REIT) common stocks, as well as liquid short-term investments. Given its unique structure, there are currently no publicly available sources of returns that investors can use as a direct comparison for assessing the Account’s performance.

In order to provide a relative measure for comparison, TIAA has constructed a Real Estate Account (REA) Composite Index for use by clients and prospects. The REA Composite Index is constructed by calculating the weighted average of the property performance of NCREIF (National Council of Real Estate Investment Fiduciaries — the real estate industry standard for property performance) Open End contributors, the Dow Jones Wilshire Real Estate Securities Index (a broad measure of the performance of publicly-traded real estate securities, such as REITs and real estate operating companies) and the iMoneyNet All-Taxable Average (a simple average of over 1,000 taxable money market funds). The Real Estate Account’s performance that may be compared to the REA Composite Index is comprised of a weighted average of its property returns as calculated by NCREIF and the Account’s REIT and short-term returns.

There are various nuances involved in these calculations, which are fully explained in a REA Composite Index Comparison document that is prepared each quarter. Given its complexity, the document is best explained to investors by registered representatives of TIAA-CREF Individual & Institutional Services, Inc.

Please see the REA Composite Index Comparison document for more information.

F5.	IS THERE A DIRECT REAL ESTATE PEER GROUP OR MORNINGSTAR CATEGORY FOR THE TIAA REAL ESTATE ACCOUNT?

Due to the unique nature of the Account, it does not fit perfectly in any of the existing Morningstar categories. However, Morningstar currently includes the TIAA Real Estate Account in its Variable Annuity (VA) universe under the Specialty Real Estate category. This category is comprised mainly of REIT products, which do not behave exactly like direct real estate investments. This categorization can and does result in ratings and rankings that may not be appropriate. Please see REA FAQ #G1 for differences between investing in the TIAA Real Estate Account and a REIT fund.

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TIAA REAL ESTATE ACCOUNT FREQUENTLY ASKED QUESTIONS

F6.	WHAT IS THE REAL ESTATE ACCOUNT’S BETA?

The beta of a stock fund measures the volatility that the fund experiences relative to the stock market as a whole, as measured by a specific market index (such as the S&P 500 Index). The Real Estate Account invests in real properties, other real estate-related assets, including real estate investment trusts (REITs), and short- term instruments. Given that there is currently no publicly traded market or appropriate representative market index by which the TIAA Real Estate Account can be appropriately compared, beta is not a meaningful measure for the Account.

F7.	WHAT IS THE REAL ESTATE ACCOUNT’S VOLATILITY AND HOW DOES IT COMPARE TO THAT OF OTHER ASSET CLASSES?

When investors measure risk, they typically refer to the volatility of returns over time. Volatility is captured in the statistical measurement of standard deviation, which illustrates the degree to which returns tend to deviate from an average over a specific period of time. Clearly, the smaller the standard deviation, the less variability in returns from period to period, and theoretically, the less ‘risky’ the investment. Of course, volatility characteristics may change over time. There may be periods of stability followed by periods of turbulence over the history of an asset class. The table on the next page shows the volatility of quarterly returns of various asset classes and that of the TIAA Real Estate Account.

STANDARD DEVIATION (%), ANNUALIZED AS OF JUNE 30, 2008

	3 YEARS	5 YEARS	10 YEARS
	2005–2007	2003–2007	1998–2007
TIAA Real Estate Account	1.8	1.8	1.6
Stocks	10.2	9.5	15.0	S&P 500 Index
Bonds	2.8	3.6	3.5	LB U.S. Aggregate Bond Index
Cash	0.3	0.5	0.5	U.S. 30-Day Treasury Bills
REITs	17.2	17.3	15.5	FTSE NAREIT* All REIT Index

*	NAREIT (National Association of Real Estate Investment Trusts) is a trade association that represents U.S. Real Estate Investment Trusts (REITs) and publicly traded real estate companies.

Calculations based on monthly total returns.
Index data source: Ibbotson Associates

As you can see in the table above, the returns of the TIAA Real Estate Account have been relatively stable over the periods measured. Only the returns of cash-like assets (as measured by the U.S. 30-Day Treasury Index) have experienced less volatility over time. Over the past ten years, bond returns (as represented by the Lehman Brothers U.S. Aggregate Bond Index) were more than twice as volatile (3.5% vs. 1.6%), and stock returns (as measured by the S&P 500 Index) were over nine times more volatile (15.0% vs. 1.6%) than the TIAA Real Estate Account.

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TIAA REAL ESTATE ACCOUNT FREQUENTLY ASKED QUESTIONS

F8.	WHAT IS THE TIAA REAL ESTATE ACCOUNT’S RISK-ADJUSTED RETURN RATIO, AND HOW DOES IT COMPARE TO THAT OF OTHER ASSET CLASSES?

The table below shows risk-adjusted return ratios (average return divided by standard deviation of those returns) for the TIAA Real Estate Account, as well as for those of other asset classes.

RISK ADJUSTED RETURN (%), ANNUALIZED AS OF JUNE 30, 2008

	3 YEARS	5 YEARS	10 YEARS
	2005–2007	2003–2007	1998–2007
TIAA Real Estate Account	6.9	6.8	5.8
Stocks	0.4	0.8	0.2	S&P 500 Index
Bonds	1.5	1.1	1.6	LB U.S. Aggregate Bond Index
Cash	13.2	6.6	6.9	U.S. 30-Day Treasury Bills
REITs	0.1	0.7	0.6	FTSE NAREIT* All REIT Index

*	NAREIT (National Association of Real Estate Investment Trusts) is a trade association that represents U.S. Real Estate Investment Trusts (REITs) and publicly traded real estate companies.

Calculations based on monthly total returns.
The performance data quoted represents past performance, and is no guarantee of future results.
Index data source: Ibbotson Associates

As you can see, for the periods measured, the Real Estate Account has consistently offered among the highest return per unit of risk when compared against the other asset classes.

F9.	IS THE TIAA REAL ESTATE ACCOUNT A GOOD DIVERSIFIER?

The adage “don’t put all your eggs in one basket” refers to the concept of diversification. In a financial environment, investing in asset classes that behave similarly is like putting all your eggs in the same basket. One indicator of the relationship between different asset classes is correlation. Correlation is a statistical measure that indicates how closely the returns of two assets classes move over time. An asset class is considered a good portfolio diversifier if its correlation to other asset classes in a portfolio is low or negative. Correlations range from -1.0 to 1.0. A correlation of 1.0 indicates that the assets’ returns move together in unison (e.g., when Asset A increases by 10%, Asset B increases by 10% as well). Conversely, a correlation of -1.0 indicates that the assets move in opposite directions (e.g., when Asset A increases by 10%, Asset B decreases by 10%).

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CORRELATION MATRIX
OCTOBER 1995 TO JUNE 2008

	TIAA REA	STOCKS	BONDS	CASH
TIAA Real Estate Account	1.00	0.14	0.08	0.21
Stocks	0.14	1.00	-0.08	0.08	S&P 500 Index
Bonds	0.08	-0.08	1.00	0.12	LB U.S. Aggregate Bond Index
Cash	0.21	0.08	0.12	1.00	U.S. 30-Day Treasury Bills

Correlation matrix based on monthly total returns.
Index data source: Ibbotson Associates

The correlation matrix above shows that the TIAA Real Estate Account is an excellent diversifying addition to a typical mixed-asset portfolio that contains stocks, bonds and liquid cash-like assets. The Account’s correlation to each of the other typical asset classes, as represented by the well-known market indexes shown, is very low, at 0.21 or less.

G.	MISCELLANEOUS

G1.	IS THERE A DIFFERENCE BETWEEN INVESTING IN THE TIAA REAL ESTATE ACCOUNT AND A REIT (REAL ESTATE INVESTMENT TRUST) FUND?

Yes. There are several differences. First, when you invest in the TIAA Real Estate Account, you are investing primarily in direct real estate. When you invest in a REIT fund, you invest in a fund that buys securities of publicly traded companies that own and manage direct real estate investments. Second, because there are active, liquid markets for REITs, there are typically no limitations in transfers in and out of REIT funds. Conversely, transfers out of the Real Estate Account are limited to once per quarter. Please see REA FAQ # D2 for why transfers out of the TIAA Real Estate Account are limited. Third, the TIAA Real Estate Account may leverage up to 30% of its total net assets, while the companies in which a REIT fund invests leverage, on average, 45% to 50% of their investments. Fourth, in addition to being subject to the risks of real estate investing, a REIT fund, unlike the TIAA Real Estate Account, is also subject to market risk and company risk. And finally, the investment performance of REIT funds can vary substantially from the performance of the Real Estate Account. For example, the Account’s volatility is significantly lower than that of REITs. Over the three-, five- and ten-year periods ended June 30, 2008, the TIAA Real Estate Account realized consistently lower annualized standard deviations and higher average annual risk-adjusted returns than REITs (as measured by the FTSE NAREIT All REIT Index). Please see REA FAQ # F7 & F8 above for additional information. Also, please see REA FAQ # A3 for what the TIAA Real Estate Account can invest in.

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TIAA REAL ESTATE ACCOUNT FREQUENTLY ASKED QUESTIONS

G2.	WHY IS THE EXPENSE RATIO FOR THE REAL ESTATE ACCOUNT SO HIGH COMPARED WITH THOSE OF OTHER TIAA-CREF PRODUCTS?

The Real Estate Account’s expense ratio is high in relation to the expense ratios of other TIAA-CREF retirement products for several reasons. The Real Estate Account incurs expenses that do not affect other TIAA-CREF products, including independent fiduciary fees, appraisal fees, the liquidity guarantee premium and in-house asset management fees. However, it should be noted that when compared to the fees charged by competing variable annuities and mutual fund products across all Morningstar categories, the Real Estate Account’s expense ratio is low.*

* The current total estimated annual expense deduction from the Account’s net assets is 0.840%.

For more information, please see the TIAA Real Estate Account Prospectus, under the Expense Deductions section.

G3.	WHERE CAN I GET MORE DETAILED INFORMATION ABOUT THE REAL ESTATE ACCOUNT?

On the TIAA-CREF website:

TIAA Real Estate Account Fact Sheet, which is updated on a quarterly basis

TIAA Real Estate Account Composite Index Comparison, which is updated on a quarterly basis

Securities and Exchange Commission (SEC) filings:

TIAA Real Estate Account Prospectus

TIAA Real Estate Account Form 10-K

TIAA Real Estate Account Quarterly Form 10-Q

14    FREQUENTLY ASKED QUESTIONS

TIAA REAL ESTATE ACCOUNT FREQUENTLY ASKED QUESTIONS

Annuity products are issued by TIAA (Teachers Insurance and Annuity Association), New York, NY.

The risks associated with real estate ownership, include fluctuations in property values, higher expenses or lower income than expected and potential environmental problems and liability. For a more complete discussion of these and other risks, please consult the prospectus.

TIAA-CREF Individual & Institutional Services, LLC and Teachers Personal Investors Services, Inc. distribute securities products.

You should consider the investment objectives, risks, charges and expenses carefully before investing. This presentation must be preceded or accompanied by a current prospectus. Please call 888 842-0318 or go to tiaa-cref.org/advisors for additional copies that contain this and other information. Please read the prospectus carefully before investing.

The TIAA Real Estate Account has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents that the TIAA Real Estate Account has filed with the Securities and Exchange Commission for more complete information about the TIAA Real Estate Account and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at http://www.sec.gov. Alternatively, the TIAA Real Estate Account, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request by calling toll-free 800 842-2776.

Any guarantees under annuities issued by TIAA are subject to TIAA’s claims paying ability. Payments under CREF and the TIAA Real Estate Account are variable and will rise and fall based on investment performance.

© 2008 Teachers Insurance and Annuity Association – College Retirement Equities Fund (TIAA-CREF), 730 Third Avenue, New York, NY 10017-3206.

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15    FREQUENTLY ASKED QUESTIONS